Borrowings	12 Months Ended
Dec. 31, 2021
Borrowings
Borrowings

NOTE Q. BORROWINGS

Short-Term Debt

($ in millions)
At December 31:	2021	2020
Short-term loans	$22	$130
Long-term debt—current maturities	6,764	6,986
Total	$6,787	$7,116

The weighted-average interest rate for short-term loans was 6.7 percent and 5.7 percent at December 31, 2021 and 2020, respectively.

Long-Term Debt

Pre-Swap Borrowing

($ in millions)
At December 31:	Maturities	2021	2020
U.S. dollar debt (weighted-average interest rate at December 31, 2021):*
1.3%	2021	$—	$5,499
2.6%	2022	5,673	6,233
3.4%	2023	1,573	2,395
3.3%	2024	5,016	5,029
6.9%	2025	608	631
3.3%	2026	4,356	4,370
3.0%	2027	2,221	2,219
6.5%	2028	313	313
3.5%	2029	3,250	3,250
2.0%	2030	1,350	1,350
5.9%	2032	600	600
8.0%	2038	83	83
4.5%	2039	2,745	2,745
2.9%	2040	650	650
4.0%	2042	1,107	1,107
7.0%	2045	27	27
4.7%	2046	650	650
4.3%	2049	3,000	3,000
3.0%	2050	750	750
7.1%	2096	316	316
		$34,290	$41,218
Other currencies (weighted-average interest rate at December 31, 2021, in parentheses):*
Euro (1.1%)	2023-2040	$15,903	$18,355
Pound sterling (2.6%)	2022	406	411
Japanese yen (0.3%)	2022-2026	1,263	1,409
Other (11.3%)	2022-2025	378	324
		$52,240	$61,718
Finance lease obligations (1.8%)	2022-2030	99	91
		$52,339	$61,808
Less: net unamortized discount		839	875
Less: net unamortized debt issuance costs		130	156
Add: fair value adjustment**		311	426
		$51,681	$61,203
Less: current maturities		6,764	6,986
Total		$44,917	$54,217

*	Includes notes, debentures, bank loans and secured borrowings.
**

The portion of the company’s fixed-rate debt obligations that is hedged is reflected in the Consolidated Balance Sheet as an amount equal to the sum of the debt’s carrying value and a fair value adjustment representing changes in the fair value of the hedged debt obligations attributable to movements in benchmark interest rates.

The company’s indenture governing its debt securities and its various credit facilities each contain significant covenants which obligate the company to promptly pay principal and interest, limit the aggregate amount of secured indebtedness and sale and leaseback transactions to 10 percent of the company’s consolidated net tangible assets, and restrict the company’s ability to merge or consolidate unless certain conditions are met. The credit facilities also include a covenant on the company’s consolidated net interest expense ratio, which cannot be less than 2.20 to 1.0, as well as a cross default provision with respect to other defaulted indebtedness of at least $500 million.

The company is in compliance with all of its debt covenants and provides periodic certifications to its lenders. The failure to comply with its debt covenants could constitute an event of default with respect to the debt to which such provisions apply. If certain events of default were to occur, the principal and interest on the debt to which such event of default applied would become immediately due and payable.

In the first quarter of 2020, the company issued an aggregate of $4.1 billion of Euro fixed-rate notes and the proceeds were primarily used to early redeem outstanding fixed-rate debt which was due in 2021 in the aggregate amount of $2.9 billion. The notes were redeemed at a price equal to 100 percent of the aggregate principal plus a make-whole premium and accrued interest. The company incurred a loss of $49 million upon redemption that was recorded in other (income) and expense in the Consolidated Income Statement.

In the first quarter of 2021, IBM Credit LLC early redeemed all of its outstanding fixed-rate debt in the aggregate amount of $1.75 billion with maturity dates ranging from 2021 to 2023 and deregistered with the U.S. Securities and Exchange Commission. The notes were redeemed at a price equal to 100 percent of the aggregate principal plus a make-whole premium and accrued interest. The company incurred a loss of approximately $22 million upon redemption that was recorded in other (income) and expense in the Consolidated Income Statement.

Post-Swap Borrowing (Long-Term Debt, Including Current Portion)

($ in millions)
	2021		2020
		Weighted-Average		Weighted-Average
For the year ended December 31:	Amount	Interest Rate	Amount	Interest Rate
Fixed-rate debt	$49,976	2.8%	$53,237	2.7%
Floating-rate debt*	1,705	2.6%	7,966	1.1%
Total	$51,681		$61,203

*

Includes $425 million and $2,975 million in 2021 and 2020, respectively, of notional interest-rate swaps that effectively convert fixed-rate long-term debt into floating-rate debt. Refer to note U, “Derivative Financial Instruments,” for additional information.

Pre-swap annual contractual obligations of long-term debt outstanding at December 31, 2021, are as follows:

($ in millions)
Total
2022	$6,765
2023	4,848
2024	6,391
2025	4,015
2026	4,719
Thereafter	25,601
Total	$52,339

Interest on Debt

($ in millions)
For the year ended December 31:	2021	2020	2019
Cost of financing	$392	$451	$608
Interest expense	1,155	1,288	1,344
Interest capitalized	3	5	4
Total interest paid and accrued	$1,550	$1,743	$1,956

Refer to the related discussion in note E, “Segments,” for interest expense of the Financing segment. Refer to note U, “Derivative Financial Instruments,” for a discussion of the use of foreign currency denominated debt designated as a hedge of net investment, as well as a discussion of the use of currency and interest-rate swaps in the company’s debt risk management program.

Lines of Credit

On June 22, 2021, the company entered into a new $2.5 billion Three-Year Credit Agreement and $7.5 billion Five-Year Credit Agreement to replace the existing $2.5 billion Three-Year and $10.25 billion Five-Year Credit Agreements. The maturity dates for the new Three-Year and Five-Year Credit Agreements (the Credit Agreements) are June 21, 2024, and June 22, 2026, respectively. The Credit Agreements permit the company and its subsidiary borrowers to borrow up to $10 billion on a revolving basis. In connection with entering into the Credit Agreements, the company also terminated its $2.5 billion 364-Day Credit Agreement which was scheduled to expire on July 1, 2021. The total expense recorded by the company related to these agreements was $12 million, $12 million and $9 million in 2021, 2020 and 2019, respectively. Subject to certain conditions stated in the Credit Agreements, the borrower may borrow, prepay and re-borrow amounts under the Credit Agreements at any time during the term of such agreements. Funds borrowed may be used for the general corporate purposes of the borrower.

Interest rates on borrowings under the Credit Agreements will be based on prevailing market interest rates, as further described in the Credit Agreements. The Credit Agreements contain customary representations and warranties, covenants, events of default, and indemnification provisions. The company believes that circumstances that might give rise to breach of these covenants or an event of default, as specified in the Credit Agreements, are remote. The company also has other committed lines of credit in some of the geographies which are not significant in the aggregate. Interest rates and other terms of borrowing under these lines of credit vary from country to country, depending on local market conditions.

As of December 31, 2021, there were no borrowings by the company, or its subsidiaries, under these credit facilities.